                                                                    EXHIBIT 99.1


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

----------------------------------------x


In re:                                                 Chapter 11

CONTIFINANCIAL CORPORATION, et al.,              Case No. 00-B-12184(AJG)

                                                  (Jointly Administered)

                           Debtors.

----------------------------------------x

                           MONTHLY OPERATING STATEMENT
                FOR THE PERIOD SEPTEMBER 1 TO SEPTEMBER 30, 2000

DEBTOR'S ADDRESS: 277 PARK AVENUE, NEW YORK, NY 10172

         MONTHLY DISBURSEMENTS MADE BY CONTIFINANCIAL
         CORPORATION
         AND SUBSIDIARIES (Consolidated):                           $190,175,607

DEBTORS' ATTORNEYS: DEWEY BALLANTINE LLP, 1301 AVENUE OF THE AMERICAS, NEW YORK, NY 10019 AND TOGUT, SEGAL & SEGAL LLP, ONE PENN PLAZA, SUITE 3335, NEW YORK, NY 10119

         CONSOLIDATED MONTHLY OPERATING
         PROFIT (LOSS):                                             ($6,166,000)

REPORT PREPARER: CONTIFINANCIAL CORPORATION, DEBTOR

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

         The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

DATE: 10/26/00

                                       /s/ Bill Higgins
                                       ------------------------------
                                       Bill Higgins, Controller

Indicated if this is an amended statement by checking here

                                                         AMENDED STATEMENT _____

CONTIFINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2000
(DOLLARS IN THOUSANDS)

ASSETS
Cash and cash equivalents                                             $ 92,224
Restricted cash                                                          1,088
     FGIC                                                                  665
     Greenwich                                                           6,763
     MBIA                                                                1,413
Receivables held for sale, net                                          13,356
Accrued interest                                                         2,000
Accrued servicing advances                                              56,481
Other receivables                                                       10,100
Due from affiliates                                                         --
Interest-only and residual certificates                                258,848
Capitalized servicing rights                                            13,841
Bond issuance costs                                                     14,461
Premises and equipment                                                   4,492
Other assets                                                             4,803
                                                                      --------
     Total Assets                                                     $480,535
                                                                      ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS STATEMENT

CONTIFINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2000
(DOLLARS IN THOUSANDS)

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:

Prepetition Liabilities subject to compromise:
----------------------------------------------
Accounts payable                                                     $    5,258
Accrued expenses                                                          2,671
Accrued interest                                                          4,500
Due to affiliates                                                            --
Short-term debt                                                         337,925
Taxes payable                                                                --
Long-term debt                                                          699,048
Other liabilities                                                        13,774
                                                                     ----------
     Prepetition Liabilities subject to compromise:                   1,063,176

Postposition Liabilities:
------------------------
Accounts payable                                                          2,235
Accrued expenses                                                          5,853
Due to affiliates                                                            57
Deferred Income                                                             640
Other liabilities                                                         1,671
                                                                     ----------
     Total Postposition Liabilities                                      10,456
                                                                     ----------
     Total Liabilities                                                1,073,632

STOCKHOLDERS' DEFICIT:
Preferred stock (par value $ 0.01 per share; 25,000,000 shares
     authorized; none issued at December 31, 1999 and March 31,1999)         --
Common stock (par value $0.01 per share; 250,000,000 shares
     authorized; 47,657,539 shares issued at December 31, 1999
     and March 31,1999)                                                     477
Paid-in capital                                                         396,280
Accumulated deficit                                                    (964,644)
Treasury stock (1,001,273 and 910,169 shares of common stock, at
     cost, at December 31, 1999 and March 31,1999, respectively)        (25,209)
                                                                     ----------
     Total Stockholders' Deficit                                       (593,097)
                                                                     ----------
     Total Liabilities and Stockholders' Deficit                     $  480,535
                                                                     ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS STATEMENT

CONTIFINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE MONTH OF SEPTEMBER 30, 2000
(DOLLARS IN THOUSANDS)

                                                              September 30, 2000
                                                              ------------------
REVENUES:
Gains from sales of receivables                                   $     668
Interest                                                              2,330
Servicing income                                                     (1,649)
Other income                                                            231
                                                                  ---------
Total revenues                                                        1,580
                                                                  ---------
EXPENSES:
Compensation and benefits                                             3,099
Interest                                                                 16
Other general and administrative                                      4,292
Other charges                                                           334
                                                                  ---------
Total expenses                                                        7,741
                                                                  ---------
     Loss before reorganization items and provision for
     income taxes                                                    (6,161)

Reorganization items:
Professional fee expense                                                  5
                                                                  ---------
     Loss after reorganization items                                 (6,166)
Taxes                                                                    --
                                                                  ---------
Net loss                                                          $  (6,166)
                                                                  =========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS STATEMENT.

CONTIFINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE MONTH OF SEPTEMBER 30, 2000
(DOLLARS IN THOUSANDS)

                                                              September 30, 2000
                                                              ------------------

Net loss                                                            $ (6,166)
Adjustments to reconcile net loss to cash

 Depreciation and Amortization                                           308
 Provision for Loan Loss                                                 483
 Net Change in:
     Excess Spread Receivables                                        (2,535)
     Capitalized Servicing Receivables (primarily amortization)        1,745
     Intercompany Receivables                                             --
     Accounts Receivable and Other Assets                                368
     Accounts Payable and Other Liabilities                            1,106
     Intercompany Payables                                              (358)
     Other                                                               (72)
                                                                    --------
          Net cash used in operating activities                       (5,121)
                                                                    --------

Sale of PPE                                                               --
                                                                    --------
          Net cash used in investing and financing activities             --
                                                                    --------

Net decrease in cash and cash equivalents                             (5,121)
Cash at beginning of period                                          107,274
                                                                    --------
Cash at end of period                                               $102,153
                                                                    ========

CONTIFINANCIAL CORPORATION AND SUBSIDIARIES

FOOTNOTES TO THE FINANCIAL STATEMENTS

1.  THE COMPANY

ContiFinancial Corporation together with its subsidiaries (collectively, the "Company" or "CFC") engages in the consumer finance business by originating and servicing primarily non-conforming home equity loans ("HELs"). Through ContiMortgage Corporation ("CMC") and ContiWest Corporation ("CWC"), the Company is an originator, purchaser, seller and servicer of home equity loans made to borrowers whose borrowing needs may not be met by traditional financial institutions due to credit exceptions or other factors. These loans are primarily for debt consolidation, home improvements, education or refinancing and are most often secured by first mortgages on single family residential properties.

In fiscal 1999 and continuing through fiscal 2000, CFC incurred significant losses. Over this period CFC experienced a significant decline in liquidity. At December 31,1999 CFC's stockholders' equity had been reduced to a deficit balance.

On May 12, 2000, CFC announced an agreement to sell its CMC servicing platform and servicing rights to Fairbanks Capital Corp. (the "Fairbanks Sale"). This sale has been approved by the bankruptcy court and the sale closed in July 2000.

On May 17, 2000, CFC and 18 of its affiliates continued the restructuring of its outstanding debt by commencement of cases under Chapter 11 of the United States Bankruptcy Code. CFC's management is currently executing a plan (the "Restructuring Plan") of focusing CFC's and the Company's operations on the most promising of its origination channels, and continuing the search for a buyer of certain of CFC's assets, primarily the origination operations of CMC.

Under Chapter 11, certain claims against the Debtor in existence prior to the filing of the petitions for relief under the federal bankruptcy laws are stayed while the Debtors continue business operations as Debtors-in-possession. Those claims are reflected in the financial statements as liabilities subject to compromise. Additional liabilities subject to compromise may arise subsequent to the filing date resulting from rejection of executory contacts, including leases, and from the determination by the court (or agreed to by parties in interest) of allowed claims for contingencies and other disputed amounts. Claims secured against the Debtors' assets ("Secured Claims") also are stayed, although the holders of such claims have the right to move the court for relief from the stay. Secured Claims are secured primarily by liens on the Debtors' property, plant and equipment.

2.  GENERAL

The accompanying financial statements are the consolidated financial statements of ContiFinancial and subsidiaries. They include the results of operations of ContiFinancial and its 20 direct and indirect debtor subsidiaries collectively, "the Debtors" and the results of operations for (the "non-Debtors") that are non-debtors. (See listing below of Debtors and non-Debtors).

Debtors:
--------

Name                                                           Case Number
----                                                           -----------
ContiFinancial Corporation                                     00B-12184 (AJG)
ContiTrade Services L.L.C.                                     00B-12185 (AJG)
ContiWest Corporation                                          00B-12186 (AJG)

CONTIFINANCIAL CORPORATION AND SUBSIDIARIES

ContiMortgage Corporation                                      00B-12187 (AJG)
ContiFinancial Services Corporation                            00B-12189 (AJG)
Resource One Consumer Discount Company, Inc.                   00B-12190 (AJG)
Warminster National Abstract, Inc.                             00B-12191 (AJG)
Keystone Capital Group, Inc.                                   00B-12192 (AJG)
Keystone Mortgage Investments                                  00B-12193 (AJG)
ZTS Corporation                                                00B-12194 (AJG)
Resource One Mortgage of Oxford Valley, Inc.                   00B-12195 (AJG)
Resource One Consumer Discount Company of Minnesota, Inc.      00B-12196 (AJG)
Resource One Mortgage of Delaware Valley, Inc.                 00B-12197 (AJG)
ResourceCorp Financial, Inc.                                   00B-12198 (AJG)
ContiInsurance Agency, Inc.                                    00B-12199 (AJG)
Crystal Mortgage Company, Inc.                                 00B-12200 (AJG)
Lenders M.D., Inc.                                             00B-12201 (AJG)
California Lending Group, Inc.                                 00B-12202 (AJG)
ContiAssets Receivables Management L.L.C.                      00B-12203 (AJG)
Royal Mortgage Partners L.P.                                   00B-13732 (AJG)
Fidelity Mortgage Decisions Corporation                        00B-13733 (AJG)

NON-DEBTORS

ContiAuto Asset Funding, ContiFunding Corporation, ContiSecurities Asset Funding Corp., ContiSecurities Asset Funding Corp. II, ContiSecurities Asset Funding Corp. III, ContiSecurities Asset Funding Corp. IV, ContiSecurities Asset Funding Corp. V, ContiSecurities Asset Funding L.L.C., ContiSecurities Asset Funding II L.L.C., ContiTrade Services Corporation, ContiSecurities Holding Corporation, ContiSecurities Residual Corporation, ContiSecurities Residual Corporation II, ContiSecurities Residual Corporation III, ULG Consumer Lending, Avatar Financial Corp., Avatar Insurance Agency, Inc. and NFI Servicing, Inc,.

The non-debtors revenue and pretax net income for the month of September 30, 2000, and total assets and liabilities, all before consolidation adjustments, as of September 30, 2000 were as follows (dollars in thousands):

Revenue                                                           $  5,977
Pretax Net Income                                                 $  3,818
Assets                                                            $264,086
Liabilities                                                       $(44,726)

The Company has not completed the process of reconciling the pre- and post-petition liabilities. In addition, pursuant to court order, the Company has been authorized to pay certain prepetition operating liabilities incurred in the ordinary course of business (e.g., salaries, appraisals, credit reports). Accordingly, liabilities subject to compromise is subject to change.

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a description of significant accounting policies.

INCOME RECOGNITION

CONTIFINANCIAL CORPORATION AND SUBSIDIARIES

Gains and losses from sales of mortgage loans are recognized upon delivery and acceptance of loans by whole-loan investors or upon the securitization and sale of the loans in the form of REMIC certificates, as applicable. Gains and losses from sales of whole has are calculated based upon the difference between the net sales proceeds and the net carrying amount of the loans sold. Net sales proceeds include cash and deferred sales premiums, less sales costs, if applicable. The net carrying amount includes the outstanding principal balance, the net deferral of origination fees and costs, purchase premiums and discounts, and valuation reserves, if any. Gains from securitizations represent the present value of the differential between the interest rate earned on the loans sold and the pass-through rate paid to the securitization investors, after considering the effects of estimated (as determined by CFC) prepayments, defaults and other costs, including normal servicing fees, less the costs of originating such loans (described above).

Servicing fees consist of the retained interest spread earned on loans serviced for investors, capitalized servicing fees receivables, late charges, prepayment penalties and other miscellaneous fees collected from mortgagors, less the master servicing cost of The Conti Group, the interest cost of the Greenwich Servicer Advance Facility and the amortization of deferred sales premiums and capitalized servicing fees receivables. The retained interest spread is recognized on an accrual basis but is payable only out of interest collected. Late charges and other miscellaneous fees are credited to income as collected.

Interest income is recorded as earned. Mortgage loans are placed on nonaccrual status when the loans become ninety days past due. When a mortgage loan is classified as nonaccrual, the accrual of interest income ceases, and all interest income previously accrued and unpaid on such mortgage loans is reversed.

GAIN ON SALE OF RECEIVABLES

A major source of income for the Company is the recognition of gains in connection with securitizations and whole loan sales. In a typical securitization, the Company sells loans or other assets to a special purpose entity, established for the limited purpose of buying the assets from the company and transferring such assets to a trust, most often a REMIC. The REMIC issues interest-bearing securities that are collateralized by the underlying pool of mortgage loans or other assets, as the case may be. The proceeds are used as consideration to purchase the assets from the Company. Typically, the securities are sold at an amount that is the same (or nearly the same) as the underlying mortgage loan amounts, and the Company retains a residual interest that represents its right to receive, over the life of the securitization, the excess of the weighted average coupon on the loan securitized over the sum of the interest rate on the securities sold, a normal servicing fee, a trustee fee, an insurance fee (where applicable) and the credit losses relating to the loan or other assets securitized (the "Excess Spread Receivable" or ESR). In accordance with SFAS No. 125, the present value of the estimated ESR is treated as additional sale proceeds and included in Gain on Sale of Receivables at the time of securitization. In a securitization, the Company sells it entire interest in the loans directly to investors, with all proceeds realized in cash at the time of sale. Gain on Sale of Receivables also includes any adjustments to ESR that may result from the quarterly fair value evaluation, and also includes points, origination fees and direct origination costs associated with broker and direct retail mortgage originations; purchase premiums associated with the acquisition of whole loans from correspondents; hedge results; transaction costs; and fees earned in connection with securitization services provided to Strategic Alliance clients. All such fees are recognized in Gain on Sale of Receivables at the time the related loans are sold or securitized.

INTEREST-ONLY AND RESIDUAL CERTIFICATES

ESR, reported as "Interest-only and residual certificates" in the accompanying Consolidated Balance Sheets, is the present value of the retained residual interest (as described above) that the Company expects to receive over the life of a securitization, taking into consideration estimated prepayment speeds and

CONTIFINANCIAL CORPORATION AND SUBSIDIARIES credit losses, and discounted at a rate which the Company believes is an appropriate risk-adjusted market rate of return for the ESR asset. ESR is realized over the life of the securitization as cash distributions are received from the trust.

In accordance with SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by Mortgage Banking Enterprise," the Company continues to classify ESR as "trading securities". As such, they are carried at fair value in the Consolidated Balance Sheets. Unrealized changes in ESR fair value are included in Gain on sale of receivables on the accompanying Consolidated Statements of Income in the period of change.

ESR fair value assumptions

The Company estimates the fair value of ESR through the application of a discounted cash flow analysis, which required the use of various assumptions. A significant factor affecting the level of estimated future ESR cash flow is the rate at which the underlying principal of the securitized loans is reduced. Prepayments represent principal reductions in excess of contractually scheduled reductions; prepayment speeds are generally expressed as an annualized Conditional (or Constant) Prepayment Rate ("CPR"). Estimated future CPR is a significant assumption in the determination of ESR fair value. Additional assumptions include estimated future credit losses and the discount rate.

The Company continuously monitors the fair value of ESR and reviews the factors expected to influence future CPR and credit losses. In developing assumptions regarding estimated future CPR, the Company considers a variety of factors, many of which are interrelated. These include, among other things, historical performance, characteristics of borrowers (e.g., credit quality and loan-to-value relationship) and market factors that influence competition. If changes in assumptions regarding estimated future CPR or credit losses are necessary, ESR fair value is adjusted accordingly.

Assumptions regarding future CPR and credit losses are subject to volatility that could materially affect operating results. Both the amount and timing if estimated ESR cash flows are dependent on the performance of the underlying loans, and actual cash flows may vary significantly from expectations. If actual prepayments or credit losses were to exceed the assumptions used to determine ESR fair value, the ESR carrying value would be reduced through a charge to earnings, which could cause the Company to report losses in future periods. Similarly, actual prepayments or credit losses that are less than the assumptions used to determine ESR fair value could result in an increase in ESR carrying value and earnings in future periods.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments purchased with an original maturity of no more than three months to be cash equivalents.

MORTGAGE LOANS HELD FOR SALE

Mortgage loans are valued at the lower of cost or market as determined by outstanding commitments from investors or current investor yield requirements calculated on the aggregate loan basis.

CONTIFINANCIAL CORPORATION AND SUBSIDIARIES

OTHER LOANS

Other loans include mortgage loans that are not currently salable because they do not currently meet investor requirements due to collection or underwriting issues. Other loans are carried at lower of cost or market.

LOAN ORIGINATION FEES AND COSTS

Loan origination fees, purchase discounts and premiums, and direct loan origination costs associated with loans held for sale are deferred until the related loans are sold and are included in the calculation of gain or loss on sale.

CAPITALIZED SERVICING FEES RECEIVABLE

Effective April 1, 1995, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 122, "Accounting for Mortgage Servicing, Rights." SFAS 122 requires that upon sale or securitization of servicing retained mortgages, companies capitalize the costs associated with the right to service mortgage loans based on their relative fair values. Effective January 1, 1997, SFAS 122 was superseded by SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities," with minor amendments. SFAS 125 addresses the accounting for transfers of financial assets in which the transferor has some continuing involvement either with the assets transferred or with the transferee. A transfer of financial assets in which the transferor surrenders control over those assets is accounted for as a sale to the extent that consideration other than beneficial interest in the transferred assets is received in exchange. SFAS 125 requires that liabilities and derivatives incurred or obtained by transferors as part of a transfer of financial assets be initially measured at fair value, if practicable. In addition, SFAS 125 requires that servicing assets and liabilities be subsequently amortized over their estimated life and assessment of asset impairment be based on such assets' fair value. SFAS 125 was applied to transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996. The Company determines fair value based on the present value of estimated net future cash flows related to servicing income. The cost allocated to the servicing rights is amortized in proportion to and over the period of estimated net future servicing fee income.

SERVICING ADVANCES

Servicing advances represent amounts funded by the Company on the behalf of the mortgagor relating to insurance or tax payments and also advances for delinquent loans which will ultimately be reimbursed from the proceeds of a loan sale or from the proceeds of a foreclosure sale, if any.

INCOME TAXES

The Company follows the provisions set forth in SFAS No. 109, "Accounting for Income Taxes." SFAS 109 utilizes the balance sheet method, and deferred taxes are determined based on the estimated future tax effects of differences between the financial statement and tax bases of assets and liabilities given the provision of the enacted tax laws.

4.  INSURANCE

Premiums to date for all insurance policies, including worker's compensation and disability insurance, have been fully paid and are in full force and effect.

CONTIFINANCIAL CORPORATION AND SUBSIDIARIES

5.  PAYROLL AND RELATED TAXES
-----------------------------

I.    All wages and salaries paid (gross or incurred

      Time Period                                         Paid         Accrued
      -----------                                         ----         -------
      Month of September                               2,974,086       359,617

II.   The amount of payroll taxes withheld

      Time Period                                         Paid
      -----------                                         ----
      Month of September                                 852,096

III.  The amount of employer payroll taxes withheld

      Time Period                                         Paid
      -----------                                         ----
      Month of September                                 151,539

IV.   The gross taxable sales                            N/A

V.    Sales taxes collected                              N/A

VI.   Property Taxes                                     --

VII.  Any other taxes                                    125,200

VIII. The date and amount paid to each taxing entity for taxes in II, III and V above

      Taxing entity                                      September
      -------------                                      ---------
      Federal                                              567,708
      Social Security                                      222,236
      Medicare                                              80,841
      State Income Tax                                     100,123
      State Disability                                       2,147
      Workmen's Comp                                            --
      Local Taxes                                           30,580
                                                         ---------
        Subtotal                                         1,003,635
                                                         =========